UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

             Date of Report (Date of Earliest event reported):
                                 March 25, 2009

                            Metabolic Research, Inc.
           (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  (State or other jurisdiction of incorporation)

                                   000-28769
                             (Commission File Number)

                                  35-2065469
                       (IRS Employer Identification No.)

                  6320 McLeod Dr, Ste 7, Las Vegas, NV 89120
        (Address of principal United States executive offices and Zip Code)

                                 702-263-7070
              (Registrant's telephone number, including area code)

                                         N/A
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 / / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 1 - BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definative Agreement

     On March 25, 2009, Metabolic Research, Inc. ("MTBR") entered into a Settlement Agreement and Mutual Release of All Claims ("Settlement Agreement") with David P. Summers and others. See "Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" and "Item 8.01 Other Events" below for a discussion of the material terms of the Settlement Agreement.


                   SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     Under the terms of the Settlement Agreement, Mr. Summers resigned as a director and Chief Executive Officer of MTBR and his employment agreement was terminated.

     As a result of this resignation, two vacancies existed on MTBR's Board of Directors. Robert Bakker who previously has served as Vice President of National Sales for MTBR, and K. C. Quintana, have been named to serve on MTBR's Board of Directors until the next annual stockholders' meeting.
Mr. Bakker also has been named President and Chief Executive Officer of MTBR.

     Certain information regarding Mr. Quintana and Mr. Bakker follows:

     K.C. Quintana, age 42, has been working full-time informally and without compensation implementing MTBR's marketing programs and identifying, recruiting, securing and liaising with MTBR's sports spokespeople since August 1, 2007. In August 2007, Mr. Quintana founded Stemfit, LLC, which has served as the sole fulfillment center for the Company on a piece-rate fee basis. In 2006 Mr. Quintana founded IDZIN, Inc., a privately held
printing company acquired by MTBR on May 18, 2007.   He continues to serve
as IDZIN's non-compensated president. In 2002, Mr. Quintana founded My Print Team, a privately held printing company and served as its president from 2002 to 2006. From 1992 until 2000 Mr. Quintana was a Senior Vice President with Salmon Smith Barney, and served a Prudential as a Senior Vice President from 2000 to 2002. Mr. Quintana earned a BS in Business Management from Florida Institute of Technology in 1988.

     Robert Bakker, age 55, has served as MTBR's Vice President of National Sales since April 1, 2008. Prior to joining MTBR, Mr. Bakker was the Director of Retail Sales at Theochem Laboratories Inc. from April 15, 2007 to March 31, 2008, and was a Sales Manager at Jarden Home Brands Corporation from March 16, 2002 to December 31, 2006. Prior to his position Jarden Home Brands Corporation, Mr. Bakker held various sales managerial positions, primarily with food wholesale and grocery companies.

                    SECTION 8 - OTHER EVENTS
Item 8.01 Other Events.

     On March 26, 2009, the Eighth Judicial District Court, Clark County, Nevada signed the Stipulation and Order for Dismissal with Prejudice in Case No. A576251, entitled "Dr. David P. Summers, individually and in his derivative capacity as a shareholder of Metabolic Research, Inc., a Nevada corporation, Plaintiff vs. Metabolic Research, Inc., a Nevada corporation;
T. W. Owen, an individual; Robert Bakker, an individual; K. C. Quintana, an individual; Does I-X, inclusive; Roe Entities I-X, inclusive, Defendants" (the "Lawsuit"). On November 20, 2008, the Lawsuit was commenced by
Mr. Summers alleging that defendants MTBR, T. W. Owen, Robert Bakker and
K. C. Quintana (collectively the "Parties") wrongfully removed him as an officer and director of MTBR, amongst other claims. Defendants MTBR, Ms. Owen, Mr. Bakker and Mr. Quintana counterclaimed against Mr. Summers alleging, amongst other claims, breach of fiduciary duty by Mr. Summers.

     The Parties entered into the Settlement Agreement on March 25, 2009. In accordance with the terms and conditions of the Settlement Agreement, Mr. Summers resigned as an officer and director of MTBR and his employment agreement was terminated. Mr. Summers will receive certain payments from MTBR for accrued business expenses and royalties due to Mr. Summers under the terms of that certain License Agreement dated January 6, 2001.

	As a result of investigation during the pendency of the Lawsuit, various inconsistencies in the educational credentials of Mr. Summers previously presented in Securities and Exchange Commission ("SEC") filings were identified. Mr. Summers previously stated that he obtained an "incomplete" Bachelor of Science degree in Physics and Structural Engineering and attended the University of Houston from 1962-65 or 1957-60. The National Student Clearing House, which is the custodian of registrar records for the University of Houston, states that Mr. Summers attended classes in physics from August 1956 until May 1957.

     Mr. Summers previously stated that he obtained a Master of Business Administration ("MBA") from Pepperdine University either in 1982 or 1984. The National Student Clearing House, which is the custodian of the registrar records for Pepperdine University, Grazidio School of Business, states that Mr. Summers did not obtain a MBA and that they have no record of him attending Pepperdine University.

     Mr. Summers previously stated that he obtained a Doctor of Philosophy (Ph.D. Economics) from Kennedy Western University, now known as Warren National University in either 1984 or 1992. Upon further investigation, it was learned that Warren National University is not recognized by any higher education accrediting organization recognized by the U. S. Department of Education and offers degrees for "life experience" rather than course work. Warren National University was also the subject of a United States General Accounting Office investigation charging, amongst other claims, that it was a "diploma mill." On January 30, 2009, Warren National University announced that its attempts to achieve accreditation had failed and that they would cease operations on March 31, 2009.

     Mr. Summers previously stated that he obtained a Doctor of Science
(D. Sci., Medicine) from Belford University either in 2004 or 2006, although the diploma provided by Mr. Summers states 1995. On some occasions, Mr. Summers has referred to this degree as "Honorary" although on at least one SEC filing the term "Honorary" was not reflected. Belford University is not accredited by any higher education accrediting organization recognized by the U. S. Department of Education. According to its website, which was confirmed by further investigation, one can obtain a doctorate degree in any subject within seven days of paying a $549.00 fee.

     Mr. Summers was presented with this information and without regard thereto, maintains the veracity and legitimacy of his educational credentials.

                    SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01
          Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
     Not Applicable

     (b) Pro forma financial information.
     Not Applicable

     (c) Shell company transactions.
     Not Applicable

     (d) Exhibits.

Exhibit No.		Description
  99.1         Settlement Agreement and Mutual Release of All Claims


SIGNATURE

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Metabolic Research, Inc.

DATE:  March 31, 2009                 T. W. OWEN
                          By /s/----------------------
                                      T. W. OWEN
                                       Secretary